As filed with the Securities and Exchange Commission on March 24, 2004

Investment Company Act File No. 811-21538

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.

(Check appropriate box or boxes)

MASTER REAL INVESTMENT TRUST

(Exact Name Of Registrant As Specified In Charter)

800 Scudders Mill Road

Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

(609) 282-2800

(Registrant’s Telephone Number, Including Area Code:)

TERRY K. GLENN

Master Real Investment Trust

P.O. Box 9011

Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Counsel for the Trust:
Shearman & Sterling LLP	Andrew J. Donohue, Esq.
599 Lexington Avenue	Merrill Lynch Investment Managers, L.P.
New York, New York 10022-6069	P.O. Box 9011
Attention: Joel H. Goldberg, Esq.	Princeton, N.J. 08543-9011

EXPLANATORY NOTE

This Registration Statement has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, beneficial interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “1933 Act”), because such interests will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may be made only by a limited number of institutional investors, including investment companies, common or commingled trust funds, group trusts and certain other “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.

This Registration Statement has been prepared as a single document consisting of Parts A, B and C, none of which is to be used or distributed as a stand alone document.

Master Real Investment Trust (the “Trust”) is part of a master-feeder structure. Part A of this Registration Statement should be read in conjunction with Pre-Effective Amendment No. 2 of the Registration Statement on Form N-1A (Securities Act File No. 333-111815 and Investment Company Act File No. 811-21486) of Merrill Lynch Real Investment Fund (“ML Real Investment” or the “Fund”), as filed with the Securities and Exchange Commission (the “Commission”) on March 23, 2004, and as amended from time to time (the “ML Real Investment Registration Statement”). ML Real Investment, Merrill Lynch Commodity Linked Fund, a Cayman Islands registered mutual fund, and any other feeder fund that may invest in the Trust are referred to herein a “Feeder Funds.”

The Trust is an open-end management investment company that was organized on February 18, 2004 as a statutory trust under the laws of the State of Delaware. Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Manager”) manages the Trust’s investments under the overall supervision of the Board of Trustees of the Trust.

i

PART A

March 24, 2003

MASTER REAL INVESTMENT TRUST

Responses to items 1, 2, 3, 5 and 9 have been omitted pursuant to Paragraph 2(b) of Instruction B of the general instructions to Form N-1A.

Item 4.    Investment Objectives, Principal Investment Strategies, and Related Risks.

(a)  Investment Objectives

The Trust’s investment objective is to seek positive long term total return.

(b)  Implementation of Investment Objectives

Outlined below are the main strategies the Trust uses in seeking to achieve its objective.

The Trust seeks to achieve its investment objective by investing primarily in commodity-linked derivative instruments, and U.S. Government securities and other debt obligations. The Trust may invest in corporate bonds and notes, mortgage-backed securities, asset backed securities, dollar rolls, and repurchase agreements and purchase and sale contracts. The debt obligations in which the Trust will invest will primarily be investment grade, fixed rate and floating rate securities of any maturity. The Trust may also invest in futures contracts and related options, swap agreements and forward contracts. The Trust may invest in mortgage-backed securities, collateralized mortgage obligations and zero coupon bonds sold by private issuers, such as banks, savings and loans and other entities.

The Trust seeks to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments, which are designed to provide this exposure without direct investment in physical commodities or commodity futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments.

Hybrid instruments.    The Trust may invest all of its assets in hybrid instruments, including structured notes and commodity-linked notes, whose predominant characteristics are those of securities, and thus, unlike futures contracts and options on future contracts, are excluded from regulation under the Commodity Exchange Act and its rules. The principal and/or interest payments on these hybrid instruments are linked to the value of commodities, commodity futures contracts, or the performance of one or more indices or other readily measurable economic variable. Various issuers—typically banks, brokerage firms, insurance companies or other companies—design and structure these hybrid instruments with Trust management consistent with the Trust’s investment strategies. The principal value of the hybrid instruments, and/or the value of the interest that they pay, will rise or fall in response to changes in the values of the underlying commodities, commodity futures contracts, or commodity indices. Although these hybrid instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities. Hybrid instruments are subject to risks associated with debt obligations and risks associated with direct investments in commodities and commodity futures contracts.

Under normal market conditions, the Trust does not expect to invest more than 10% of its total assets in hybrid instruments that do not have any principal protection.

Swap transactions.    Swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of a specified security, basket of securities, or index or interest rate in return for periodic payments based on a fixed or variable interest rate or change in the market value of a different security, basket of securities, or index.

Sector allocation.    In choosing investments, Trust management seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments may be affected by a variety of factors including but not limited to overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Trust management generally will allocate the Trust’s commodity-linked investments among a variety of commodity sectors taking into account, among other things, the weightings of the Goldman Sachs Commodity Index. The Trust, however, is not an index fund, and Trust management may allocate assets differently from the weightings in the Goldman Sachs Commodity Index. The Trust’s performance may at times differ significantly from that of the Goldman Sachs Commodity Index.

The Trust expects to allocate investments in its assets between investments in debt obligations, and investments in commodity linked derivative instruments on an ongoing basis depending on Trust management’s views of the returns available from the commodities markets and the fixed income markets.

The Trust is non-diversified, which means that it may invest in a smaller number of issuers than a diversified Fund. The Trust may from time to time invest a significant portion of its assets in a particular industry or sector within the commodities markets. In addition, to the extent that the Trust is deemed to invest in the issuers of its structured notes and commodity-linked notes, it may from time to time invest a significant portion of its assets in the financial services industry.

Other Strategies. In addition to the main strategies discussed above, the Trust may use certain other investment strategies.

The Trust may also invest in inflation-indexed bonds. The Trust may invest up to 10% of its assets in fixed income securities rated below investment grade by one or more nationally recognized rating services. The Trust may also invest in securities or other instruments of issuers located outside the United States.

The Trust may make short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets.

The Trust may also make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Trust may also lend its portfolio securities and may invest its uninvested cash balances in affiliated money market funds.

The Trust will normally invest a portion of its investments in short term debt securities and cash or cash equivalents (including repurchase agreements) when Trust management is unable to find attractive commodity-linked or fixed income investments or when Trust management believes it is advisable to reduce exposure to these markets temporarily. Investment in these securities may also be used to meet redemptions. Short term investments may limit the potential for an increase in the value of your shares or for the Trust to achieve its investment objective.

The Trust may invest up to 15% of its net assets in illiquid securities. These securities, which cannot easily be resold, may include securities for which there is no readily available market. The Trust may also invest in securities that have contractual or legal restrictions on resale, known as “restricted securities,” including Rule 144A securities that can be resold to qualified institutional buyers but not to the general public.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Trust. As with any fund, there can be no guarantee that the Trust will meet its objective or that the Trust’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Trust:

Market Risk and Selection Risk—Market risk is the risk that a market in one or more countries in which the Trust invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities or other instruments that Trust management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

Risk of Commodities Related Investments—Because the Trust invests a substantial portion of its assets in securities related to the commodities markets, it is exposed to the price movements of those markets more than a more broadly diversified mutual fund. In addition, there is the risk that the Trust may perform poorly during a downturn in those markets.

In addition, the returns of the Goldman Sachs Commodity Index have at times been and likely will continue to be extremely volatile over relatively short periods depending on the movements in the commodity sectors in which the index may be concentrated at any particular time. Therefore, to the extent the Trust allocates its commodity-linked derivative investments in the same way as the weightings of the Goldman Sachs Commodity Index, the returns on the commodity linked portion of the Trust’s investments may also from time to time be extremely volatile and fluctuate significantly over relatively short periods as well as over the long term.

Credit Risk—Credit risk is the risk that the issuer will be unable to pay interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of securities or other instruments held by the Trust.

Interest Rate Risk—Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Trust may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Trust management.

Derivatives—The Trust may use derivative instruments, including futures, forwards, options, indexed and inverse securities and swap transactions to seek to achieve its investment objective. Derivatives allow the Trust to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

Credit risk—the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Trust.

Currency risk—the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk—the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk—the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Trust could receive lower interest payments or experience a reduction in the value of the derivative to below what the Trust paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

The Trust may use derivatives for hedging purposes, including anticipatory hedges, and to seek to enhance returns. Hedging is a strategy in which the Trust uses a derivative to offset the risks associated with other trust holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Trust or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Trust, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Trust’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Trust is not required to use hedging and may choose not to do so.

Because the Trust may use derivatives to seek to enhance returns, its investments will expose the Trust to the risks outlined above to a greater extent than if the Trust used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Hybrid Instruments—The hybrid instruments in which the Trust invests involve substantial risks, including the risk of loss of a significant portion of their principal value. Because the performance of these hybrid instruments is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to movements in the prices of the commodity markets. These investments may also be subject to certain other risks, including:

•	Loss of interest—If payment of interest on a hybrid investment is linked to the value of a particular commodity, futures contract, index or other economic variable, the Trust might receive only a small amount or none of the interest if the underlying economic variable loses value.

•	Loss of principal—To the extent that the amount of principal to be repaid on maturity is linked to the value of a particular commodity, futures contract, index or other economic variable, the Trust could lose all or a significant portion of the principal value of the instrument.

•	Lack of Secondary Market—A liquid secondary market may not exist for certain of the hybrid investments the Trust buys, which may make it difficult for the Trust to sell these investments at an acceptable price and may make such investments difficult to value accurately.

•	Volatility—The value of hybrid instruments may fluctuate significantly since the value of their underlying linked economic variables are often extremely volatile. In addition, leverage will increase the volatility of hybrid instruments, which may increase or decrease in value more quickly than the underlying commodity, futures contract, index or other economic variable.

As with other derivatives, if Trust management invests in a hybrid instrument at the wrong time or judges market conditions incorrectly, such investments could cause significant losses to the Trust.

Futures Contracts and Options—The Trust may engage in transactions in futures and options thereon in order to increase its investment return or to manage its exposure to changing interest rates, commodities prices, securities prices or other economic variables. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures involve substantial leverage risk and are considered speculative.

The Trust may also purchase or sell call and put options on futures contracts, including financial futures, commodities and stock indices. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Trust entered into futures transactions. The Trust may purchase put options or write call options on futures contracts and commodities or stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, the Trust can purchase call options, or write put options on futures contracts, and commodities and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities that the Trust intends to purchase.

Swap Agreements—Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement. Swaps are not traded on a central exchange and thus may be less liquid than other commodity-linked derivative instruments.

Dollar Rolls—The Trust may enter into dollar rolls in which the Trust will buy securities for delivery in the current month and simultaneously contract to resell substantially similar (the same type and coupon) securities on a specified future date from the same party. Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage. The Trust will engage in dollar rolls to seek to enhance return and not for the purpose of borrowing.

Mortgage-backed and Asset-backed Securities—Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Trust has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Most mortgage backed securities are issued by Federal government agencies such as the Government National Mortgage Corporation (“Ginnie Mae”), or government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Corporation (“Fannie Mae”). Principal and interest payments on mortgage-backed securities issued by the Federal Government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks.

Mortgage backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders (less servicing costs). CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. If the Fund invests in CMO tranches issued by government agencies and interest rates move in a manner not anticipated by Trust management, it is possible that the Trust could lose all or substantially all of its investment.

The Trust may also invest in asset-backed securities. Similar to mortgage-backed securities, principal and interest payments made by the borrower on the underlying assets (in this case, assets such as credit card receivables) are passed through to the Trust. In the case of many asset-backed securities, however, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations than those of mortgage-backed securities and therefore have been more stable. There also is not expected generally to be a governmental guarantee on asset-backed securities (or the underlying obligations) purchased by the Trust.

Zero Coupon Bonds—Zero coupon bonds are debt obligations that do not entitle the holder to periodic interest payments prior to maturity, but are instead issued at a discount from the face amount due on maturity. The value of these securities consists of the difference between their face value at the time of maturity and the price for which they were acquired. The market value of a bond portfolio containing a significant amount of zero coupon bonds is generally more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With certain U.S. agency or instrumentality bonds there is a risk that the issuer will default on the payment of principal.

Non-Diversification Risk—The Trust is a non-diversified fund. Because the Trust may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and adverse developments affecting an individual issuer than a fund that invests more widely, which could, therefore, have a greater impact on the Trust’s performance.

Repurchase Agreements; Purchase and Sale Contracts—The Trust may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Trust from changes in the market value of the security during the period. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

The Trust may also be subject to certain other risks associated with its investments and investment strategies, including:

Securities Lending—The Trust may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Trust may lose money and there may be a delay in recovering the loaned securities. The Trust could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Trust.

Borrowing and Leverage Risk—The Trust may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Trust shares and in the return on the Trust’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Trust’s return. Certain derivative securities that the Trust may buy or other techniques that the Trust may use may create leverage, including, for example, when issued securities, forward commitments, indexed and inverse floating rate securities, swap agreements, futures contracts and options, and warrants.

Inflation-Indexed Bonds—Inflation-indexed bonds are fixed income securities or other instruments whose principal value or interest is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and may, ultimately, result in a loss of the original amount invested. Moreover, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Additionally, if the Trust purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States. In that case, such investments would not provide protection against inflation in the United States.

The market for inflation-indexed bonds and related instruments is relatively new and is still developing. For this reason, the market may, at times, have relatively low trading volume, which could result in lower liquidity and increased volatility in prices. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond as a result of an inflation rate adjustment will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Junk Bonds—Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Trust management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Trust. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Foreign Market Risks—Investments in foreign securities and other instruments may expose the Trust to risks associated with foreign investments. These risks include:

•	The value of holdings traded outside the U.S. (and any hedging transactions in foreign currencies) will be affected by changes in currency exchange rates

•	The costs of non-U.S. securities transactions are often higher than those of U.S. transactions

•	The legal protections, and accounting and securities settlement procedures in certain foreign countries may be different from and offer less protection than those in the United States

•	Foreign holdings may be adversely affected by foreign governmental action

•	International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect these holdings

•	The economies of certain countries may compare unfavorably with the U.S. economy

•	Foreign markets may be smaller than the U.S markets, which may make trading more difficult

Short Sales—When the Trust makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Trust will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security, regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes the Trust to risks associated with those securities, such short sales involve speculative exposure risk. As a result, if the Trust makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the borrowed security. The Trust will realize a gain if the security declines in price between those dates. There can be no assurance that the Trust will be able to close out a short sale position at any particular time or at an acceptable price. Although the Trust’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Trust may also pay transaction costs and borrowing fees in connection with short sales.

Illiquid Securities—The Trust may invest up to 15% of its net assets in illiquid securities that it cannot easily sell within seven days at current value. If the Trust buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities—Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that the Trust buys that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. The Trust may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Trust may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Trust management receives material adverse nonpublic information about the issuer, the Trust will not be able to sell the securities.

Rule 144A Securities—Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Item 6.    Management, Organization, and Capital Structure.

(a)(1)  Manager

Merrill Lynch Investment Managers, L.P. (“MLIM” or the “Manager”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536-9011, manages the Trust’s investments under the overall supervision of the Board of Trustees of the Trust. The management agreement between the Trust and MLIM gives the Manager the responsibility for making all investment decisions for the Trust.

The Trust has entered into an management agreement with MLIM (the “Management Agreement”) pursuant to which MLIM receives compensation for its services to the Trust. Under the Management Agreement, the Trust pays the Manager a fee at an annual rate of 0.50% of the Trust’s average daily net assets. The manager has a sub-advisory agreement with MLIM Advisors, LLC, an affiliate, under which MLIM Advisors, LLC may provide certain sub-advisory services to the Trust. The Trust will not pay a fee for these services.

The Manager was organized as an investment adviser in 1976 and offers investment advisory services to more than 50 registered investment companies. MLIM Advisors, LLC is a registered investment adviser and commodity pool operator organized in 1999. The Manager and its affiliates had approximately $521 billion in investment company and other portfolio assets under management as of February 2004.

(a)(2)  Portfolio Managers

Frank Viola and Thomas Musmanno are the Trust’s portfolio managers and are primarily responsible for the day-to-day management of the Trust. Messrs. Viola and Musmanno have been the Trust’s co-portfolio managers since inception. Mr. Viola is a Managing Director of Merrill Lynch Investment Managers, L.P. an affiliate of the Investment Adviser, and has been a portfolio manager thereof in the taxable fixed income group since 1997. Mr. Viola was the Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997. Mr. Musmanno has been a Director of MLIM since 2004. He has been the Derivatives and Structured Products Specialist with MLIM since 2000 and has been a portfolio manager of the taxable fixed income group with MLIM since 1996.

(b)  Capital Stock

Investors in the Trust have no preemptive or conversion rights, and beneficial interests in the Trust are fully paid and non-assessable. The Trust has no current intention to hold annual meetings of investors, except to the extent required by the Investment Company Act, but will hold special meetings of investors, when in the judgment of the Trustees, it is necessary or desirable to submit matters for an investor vote. Upon liquidation of the Trust, Feeder Funds would be entitled to their pro rata share of the assets of the Trust that are available for distribution.

Smaller Feeder Funds may be harmed by the actions of larger Feeder Funds. For example, a larger Feeder Fund could have more voting power than a smaller Feeder Fund over the operations of the Trust. A Feeder Fund may withdraw from the Trust at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Feeder Fund’s assets directly. Each Feeder Fund is entitled to a vote in proportion to its investment in the Trust. Each Feeder Fund generally will participate in the earnings, dividends and assets of the Trust in accordance with their pro rata interests in the Trust.

Investments in the Trust may not be transferred. A Feeder Fund may withdraw all or any portion of its investment in the Trust at net asset value on any day on which the New York Stock Exchange (the “NYSE”) is open, subject to certain exceptions. For more information about the ability of a Feeder Fund to withdraw all or any portion of its investment in the Trust, please see Item 7 herein.

Item 7.    Shareholder Information.

(a)  Pricing of Beneficial Interests in the Trust.

The net asset value of the Trust is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. If events that are expected to materially affect the value of securities traded in other markets occur between the close of those markets and the close of business on the New York Stock Exchange, those securities may be valued at their fair value. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after such an order is placed. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The aggregate net asset value of the Trust is the value of the securities held by the Trust plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to the Manager, are accrued daily.

Each investor in the Trust may add to or reduce its investment in the Trust on each day the NYSE is open for trading. The value of each investor’s interest in the Trust will be determined after the close of business on the NYSE by multiplying the net asset value of the Trust by the percentage, effective for that day, that represents the investor’s share of the aggregate interests in the Trust. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Trust will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Trust as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Trust effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Trust as of such time on such day plus or minus, as the case may be, the amount of the net additions to or net withdrawals from the aggregate investments in the Trust by all investors in the Trust. The percentage so determined will then be applied to determine the value of the investor’s interest in the Trust after the close of business of the NYSE on the next determination of net asset value of the Trust.

(b)  Purchase of Beneficial Interests in the Trust.

Beneficial interests in the Trust are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Trust may only be made by a limited number of institutional investors, including investment companies, common or commingled trust funds, group trusts, and certain other “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the 1933 Act.

There is no minimum initial or subsequent investment in the Trust. However, because the Trust intends to be as fully invested at all times as is reasonably consistent with its investment objectives and policies in order to enhance the return on its assets, investments by a Feeder Fund must be made in Federal funds (i.e., monies credited to the account of the Trust’s custodian bank by a Federal Reserve Bank).

The Trust reserves the right to stop accepting investments from any Feeder Fund or to reject any investment order.

(c)  Redemption of Beneficial Interests in the Trust.

A Feeder Fund may withdraw all or any portion of its investment in the Trust on any business day in which the NYSE is open at the net asset value next determined after a withdrawal request in proper form is furnished by the investor to the Trust’s transfer agent. When a request is received in proper form, the Trust will redeem a Feeder Fund’s interests at the next determined net asset value. The Trust will make payment for all interests redeemed within seven days after receipt by the Trust of a redemption request in proper form, except as provided by the rules of the Commission. The right of a Feeder Fund to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act, if an emergency exists. Investments in the Trust may not be transferred.

(d)  Dividends and Distributions.    Not Applicable

(e)  Tax Consequences.

The Trust intends to operate as a partnership for Federal income tax purposes. Accordingly, the Trust will not be subject to any Federal income tax. Based upon the status of the Trust as a partnership, a Feeder Fund will take into account its share of the Trust’s ordinary income, capital gains, losses, deductions and credits in determining its income tax liability and its qualifications as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The determination of a Feeder Fund’s share of the Trust’s ordinary income, capital gains, losses, deductions and credits will be made in accordance with the Code, as amended, and the regulations promulgated thereunder.

Item 8.    Distribution Arrangements.

(a)  Sales Loads.    Not Applicable.

(b)  12b-1 Fees.    Not Applicable.

(c)  Multiple Class and Master/Feeder Funds.

The Trust is part of a master/feeder structure. Members of the general public may not purchase beneficial interests in the Trust. However, the Trust may sell beneficial interests to other affiliated and non-affiliated investment companies and/or institutional investors. Each Feeder Fund acquires an indirect interest in the securities owned by the Trust and will pay a proportionate share of the Trust’s expenses. A Feeder Fund is not required to sell its shares to the public at the same price as another Feeder Fund. Feeder Funds may have different sales commissions and operating expenses. These different sales commissions and operating expenses may result in differences in returns among the Feeder Funds.

The Trustees of the Trust believe that the “master/feeder” fund structure may enable the Trust to reduce costs through economies of scale. A larger investment portfolio for the Trust may reduce certain transaction costs to the extent that contributions to and redemptions from the Trust’s portfolio by the various Feeder Funds may offset each other and produce a lower net cash flow.

A Feeder Fund’s investment in the Trust may, however, be adversely affected by the actions of other Feeder Funds. For example, if a large Feeder Fund reduces its investment in the Trust or withdraws from the Trust, the remaining Feeder Funds may bear higher pro rata operating expenses. However, this possibility also exists for traditionally structured funds with large investors. A Feeder Fund might also withdraw from the Trust if the Trust voted to change its investment objective, policies or limitations in a manner not acceptable to the Trustees/Directors of that Feeder Fund. The withdrawal of all of a Feeder Fund’s assets from the Trust may affect the investment performance of the Feeder Fund and the Trust.

The Trust normally will not hold meetings of investors except as required by the Investment Company Act. Each Feeder Fund will be entitled to vote in proportion to its interest in the Trust. When a Feeder Fund is requested to vote on matters pertaining to the Trust, the Feeder Fund will hold a meeting of its shareholders and will vote its interest in the Trust proportionately to the voting instructions received from the shareholders of the Feeder Fund. For more information about the “master/feeder” structure, please see Part A of the ML Real Investment Registration Statement under “Master/Feeder Structure.”

PART B

MARCH 24, 2004

MASTER REAL INVESTMENT TRUST

Item 10.    Cover Page and Table of Contents.

This Part B, which is not a prospectus, supplements and should be read in conjunction with the current Part A of Master Real Investment Trust (the “Trust”), dated March 24, 2004, as it may be revised from time to time (the “Trust’s Part A”). To obtain a copy of the Trust’s Part A, please call the Trust at 1-800-MER-FUND, or write to the Trust at P.O. Box 9011, Princeton, New Jersey 08543-9011. The Trust’s Part A is incorporated herein by reference and this Part B is incorporated by reference in the Trust’s Part A.

As permitted by General Instruction D to Form N-1A, responses to certain items required to be included in Part B of this Registration Statement are incorporated herein by reference from Pre-Effective Amendment No. 2 of the Registration Statement on Form N-1A (Securities Act File No. 333-111815 and Investment Company Act File No. 811-21486) of Merrill Lynch Real Investment Fund (“ML Real Investment” or the “Fund”), as filed with the Securities and Exchange Commission (the “Commission”) on March 23, 2004, and as amended from time to time (the “ML Real Investment Registration Statement”).

The Trust is part of a “master/feeder” structure. ML Real Investment will invest all of its assets in beneficial interests of the Trust. The ML Real Investment, Merrill Lynch Commodity Linked Fund, a Cayman Islands registered mutual fund, and any other feeder fund that may invest in the Trust are referred to herein as “Feeder Funds.”

Item 11.    Trust History.

The Trust was organized as a statutory trust under Delaware law on February 18, 2004. On March 22, 2004, the Trust changed its name from “Master Real Asset Trust” to “Master Real Investment Trust.”

Additional information relating to the history of the Trust is incorporated herein by reference from Item 6 of the Trust’s Part A.

Item 12.    Description of the Trust and Its Investments and Risks.

The following information supplements and should be read in conjunction with Item 4 of the Trust’s Part A.

Information relating to the fundamental investment restrictions and the non-fundamental investment policies and restrictions of the Trust, the types of securities purchased by the Trust, the investment techniques used by the Trust, and certain risks relating thereto, as well as other information relating to the Trust’s investment programs, is incorporated herein by reference from the sections entitled “Investment Objectives and Policies” and “Investment Restrictions” in Part I and “Investment Risks and Considerations” in Part II of Part B of the ML Real Investment Registration Statement.

Item 13.    Management of the Trust.

(a)  Management Information

The Trustees of the Trust consist of five individuals, four of whom are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) (the “non-interested Trustees”). The same individuals serve as Trustees of ML Real Investment. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

(b)  Board of Trustees

Each non-interested Trustee is a member of the Trust’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, compensation and oversight of the Trust’s independent accountants, including the resolution of disagreements regarding financial reporting between Trust management and such independent accountants. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent accountants the arrangements for and scope of annual and special audits and any other services provided by the independent accountants to the Trust; (ii) discuss with the independent accountants certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent accountants or any other results of any audit; (iii) ensure that the independent accountants submit on a periodic basis a formal written statement with respect to their independence, discuss with the independent accountants any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent accountants and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent accountants’ independence; and (iv) consider the comments of the independent accountants with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls and Trust management’s responses thereto. The Board of the Trust has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. As of the date of this Registration Statement the Audit Committee has had one meeting.

Each non-interested Trustee is also a member of the Trust’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of the Trust and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Trust’s non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustee made by interest holders of the Trust or Feeder Fund shareholders or by Trust management as it deems appropriate. Interest holders of the Trust or Feeder Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee.

Biographical Information. Certain biographical and other information relating to the non-interested Trustees of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by Merrill Lynch Investment Managers, L.P. (the “Manager” or “MLIM”) and its affiliate, Fund Asset Management, L.P. (“FAM”), (“MLIM/FAM-advised funds”) and other public directorships:

Name, Address* and Age of Trustee	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
David O. Beim (63)	Trustee	Trustee since 2004	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound U.S.A. since 1997; Chairman of Wave Hill, Inc. since 1980.	13 registered investment companies consisting of 18 portfolios	None

James T. Flynn (64)	Trustee	Trustee since 2004	Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995	13 registered investment companies consisting of 18 portfolios	None

W. Carl Kester (51)	Trustee	Trustee since 2004	Industrial Bank of Japan Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; James R. Williston Professor of Business Administration of Harvard University Graduate School of Business from 1997 to 1999; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.	13 registered investment companies consisting of 18 portfolios	None

Karen P. Robards (54)	Trustee	Trustee since 2004	President of Robards & Company, a financial advisory firm since 1987: formerly an investment banker with Morgan Stanley for more than ten years: Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.	13 registered investment companies consisting of 18 portfolios	None

*	The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Trustee serves until his or her successor is elected and qualified, until December 31 of the year in which he or she turns 72, or until his or her death, resignation, or removal as provided in the Trust’s by-laws, charter or by statute.

Certain biographical and other information relating to the Trustee who is an “interested person” of the Trust as defined in the Investment Company Act (the “interested Trustee”) and the other officers of the Trust is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the MLIM/FAM-advised funds and public directorships held:

Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Terry K. Glenn (63)***	President and Trustee	President and Trustee**** since 2004

President of the MLIM/FAM-advised funds since 1999; Chairman of MLIM (Americas Region) from 2000 to 2002; Executive Vice President MLIM and FAM (which terms as used herein include their corporate predecessors) from 1983 to 2002; Executive Vice President and

Director of Princeton Services from 1993 to 2002; President of FAM Distributors, Inc. (“FAMD”) from 1986 to 2002 and Director thereof from 1991 to 2002; President of Princeton Administrators, LP (“Princeton Administrators”) from 1988 to 2002; Director of Financial Data Services, Inc. (“FDS”) from

1985 to 2002.

				127 registered investment companies consisting of 161 portfolios	None

Donald C. Burke (43)	Vice President and Treasurer	Vice President and Treasurer since 2004	First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM since 1990.	126 registered investment companies consisting of 160 portfolios	None

Frank Viola (39)	Vice President and Co-Portfolio Manager	Vice President since 2004	Managing Director and Portfolio Manager of MLIM since 1997; Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and Vice President of Merrill Lynch Capital Markets from 1993 to 1996.	11 registered investment company consisting of 7 portfolios	None

Thomas Musmanno (34)	Vice President and Co-Portfolio Manager	Vice President since 2004	Director of MLIM since 2004; Vice President of MLIM from 1997 to 2004; Derivatives and Structured Products Specialist with MLIM from 2000 to 2002; Portfolio Manager with MLIM from 1996.	8 registered investment companies consisting of 6 portfolios	None

Name, Address* and Age	Position(s) Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Phillip S. Gillespie (40)	Secretary	Secretary since 2004	First Vice President of MLIM since 2001; Director of MLIM since 2000; Vice President of MLIM from 1999 to 2000; Attorney associated with MLIM since 1998; Assistant General Counsel of Chancellor LGT Asset Management Inc. from 1997 to 1998; Senior Counsel and Attorney in the Division of Investment Management and the Office of General Counsel at the U.S. Securities and Exchange Commission from 1993 to 1997.	126 registered investment companies consisting of 160 portfolios	None

*	Unless otherwise indicated, the address for each officer listed is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Trustees of the Trust.
***	Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of the Trust based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P.
****	As a Trustee, Mr. Glenn serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Trust’s by-laws, charter or by statute.

Share Ownership.    Information relating to each Trustee’s share ownership in the Trust and in all registered funds in the Merrill Lynch family of funds that are overseen by the respective Trustee (“Supervised Merrill Lynch Funds”) as of December 31, 2003 is set forth in the chart below.

Trustee	Aggregate Dollar Range of Equity in the Fund*	Aggregate Dollar Range of Securities in Supervised Merrill Lynch Funds
Interested Trustee:
Terry K. Glenn	N/A	Over $100,000
Non-Interested Trustee:
David O. Beim	N/A	None
James T. Flynn	N/A	Over $100,000
W. Carl Kester	N/A	$10,001-$50,000
Karen P. Robards	N/A	Over $100,000

*	Interests of the Trust are not publicly offered.

As of March 19, 2004, the officers and Trustees of the Trust as a group owned an aggregate of less than 1% of the outstanding beneficial interests in the Trust. As of December 31, 2003 none of the non-interested Trustees or their immediate family members owned beneficially or of record any securities in Merrill Lynch & Co., Inc. (“ML & Co.”).

The Trust has entered into a management agreement with the Manager (the “Management Agreement”). Pursuant to the terms of the Management Agreement, subject to the general supervision of the Board of Trustees of the Trust, MLIM provides investment advisory and certain corporate administrative services to the Trust. Under the Management Agreement, MLIM receives for its services monthly compensation at the annual rate of 0.50% of the Trust’s average daily net assets.

The Manager has a sub-advisory agreement with MLIM Advisors LLC (the “Sub-Advisory Agreement”), an affiliate, under which MLIM Advisors LLC (“MLIM Advisors”) may provide certain sub-advisory services to the Trust. The Trust will not pay a fee for these services.

In connection with its consideration of the Management Agreement and the Sub-Advisory Agreement, the Board of Trustees of the Trust compared the Trust’s management fee rates and estimated expense ratios to those of comparable funds. The Board reviewed information derived from a number of sources and covering a range of issues. The Board considered the services to be provided to the Trust by the Manager under the Management Agreement and by MLIM Advisors under the Sub-Advisory Agreement, as well as other services to be provided by the Manager, MLIM Advisors and their affiliates under other agreements, and the personnel who provide these services (as set forth in Part II of Part B of the ML Real Investment Registration Statement). In addition to management services, the Manager, MLIM Advisors and their affiliates will provide administrative services, shareholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Trust. Based on their experience as trustees of a number of other funds advised by the Manager or its affiliates, including MLIM Advisors, the Board concluded that the services provided in all areas was of a high level and that the Trust would benefit from those services. The Board also considered the Manager’s and MLIM Advisors’ costs of providing services, and the potential direct and indirect benefits to each of the Manager and MLIM Advisors from its relationship with the Trust.

In reviewing the Management Agreement and the Sub-Advisory Agreement, the Board focused on the experience, resources and strengths of the Manager, MLIM Advisors and their affiliates in managing investment companies that invest in investment grade fixed income securities and in derivative instruments linked to the value of underlying assets and/or indices. The Board took into consideration the fact that each of the co-portfolio managers of the Trust has over ten years of experience in managing taxable fixed income portfolios and in selecting and managing derivative investments, and that the co-managers are supported by a large staff of analysts and compliance personnel with extensive experience with fixed income and derivative investments. For this reason, the Board concluded that the Manager has a high level of expertise in managing the types of investments to be used by the Trust and that the Trust would benefit from that expertise. The Trustees, based on their experience as trustees of other investment companies managed by the Manager and its affiliates, also focused on the quality of the compliance and administrative staff at the Manager. The Board noted that, in addition to the analysts and compliance personnel dedicated to the taxable fixed income management group, the Manager also has a separate administrative legal and compliance staff to ensure a high level of quality in the compliance and administrative services provided to the Trust.

In reviewing the Sub-Advisory Agreement with MLIM Advisors, the Board considered the advisory services to be provided to the Trust by MLIM Advisors in connection with the Trust’s investments in commodity related securities and commodity-linked derivative instruments. The Board noted that MLIM Advisors, which is a registered commodity pool operator, provides similar advisory services to an number of unregistered pooled investment vehicles managed by the MLIM Advisors or its affiliates. Based on the information reviewed, the Board concluded that these services were of a high quality and that the Trust would benefit from MLIM Advisors’ expertise. The Board also noted that MLIM Advisors would not receive any additional advisory fees from the Trust under the Sub-Advisory Agreement with the Manager.

In connection with its consideration of the Management Agreement, the Board placed significant emphasis on the Trust’s proposed management fee rate and anticipated expense ratios and compared them to those of comparable open end funds as provided by Lipper Inc. and to those of separately managed commodity pools investing in similar instruments. In connection with both the Management Agreement, the Board took into account the various services to be provided to the Trust by the Manager and its affiliates, as well as the services required to manage a portfolio of U.S. and foreign fixed-income securities and commodity-linked derivative instruments designed to provide investors with exposure to the investment returns of real assets that trade in the commodity markets without direct investment in physical commodities or commodity futures contracts. These services include the selection and structuring of the commodity linked derivative instruments used to provide commodity market exposure. The Board reviewed the Trust’s contractual management fee, excluding fee waivers, and concluded that the total fee was at the median of the other funds’ contractual management fees, excluding fee waivers, in its category. The Board also noted that the Trust’s actual management fee rate, including the management and administrative components and the effects of any fee waivers, was below the median of the other funds in its category that intend to invest to the same extent as the Trust in commodity-linked derivative instruments as well as in debt securities. Because there are very few mutual funds that are comparable to the Trust, the Board also compared the Trust’s management fee rate to those of managed commodity pools and determined that the management fee rate was significantly lower than the fees typically paid by such commodity pools. The Board also reviewed the Trust’s estimated overall expenses and compared them to other funds in the category. The Board concluded that these expenses, which were below the median of the other funds in the category, were reasonable compared to those of the same share class of other, similar funds. The Trust’s Board of Trustees also reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the Investment Company Act. Based on the information reviewed and its discussions, each Board, including all of the non-interested Trustees, concluded that the management fee rate was reasonable in relation to the services provided by the Manager and MLIM Advisors to the Trust as well as the anticipated costs and benefits to be gained by the Manager and MLIM Advisors in providing such services.

The Board considered whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in any economies of scale that the Manager may experience as a result of growth in the Trust’s assets. The Board determined that the current management fee structure, was reasonable and already allows the Trust to participate in such economies of scale as the Trust’s assets increase. The non-interested Trustees were represented by independent counsel who assisted them in their deliberations.

(c)  Compensation

Each non-interested Trustee receives an aggregate annual retainer of $88,750 for his or her services to the MLIM/FAM-advised funds, including the Fund and the Trust. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based, in general, on the relative net assets of each such fund. In addition, each non-interested Trustee receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The aggregate annual per meeting fees paid to each non-interested Trustee totals $36,000 for all the MLIM/FAM-advised funds for which that Trustee serves and are allocated equally among those funds. The Chairman of the Audit Committee receives and additional annual retainer in the amount of $10,000, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Chairman provide services based on the relative net assets of the fund.

The following table sets forth the compensation estimated to be earned by each non-interested Trustee for the Trust’s/Fund’s first full fiscal year and the aggregate compensation paid to them from all MLIM/FAM-advised funds for the calendar year ended December 31, 2003.

Trustee	Compensation from Trust and the Fund	Pension or Retirement Benefits Accrued as Part of Trust’s/Fund Expense	Aggregate Compensation From the Trust/Fund and Other MLIM/FAM- Advised Funds**
David O. Beim	$4,943	None	$105,000
James T. Flynn	$4,943	None	$105,000
W. Carl Kester	$4,943	None	$105,000
Karen P. Robards *	$5,020	None	$105,000

*	Chairman of the Audit Committee.
**	For the number of MLIM/FAM-advised funds from which each Trustee receives compensation, see the table on page B-3.

(d)  Sales Loads. Not Applicable.

(e)  Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act that covers the Trust, the Fund, the Manager, MLIM Advisors and FAMD. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Trust.

(f)  Proxy Voting Policies

Information relating to the Trust’s proxy voting policies is incorporated by reference to the section entitled “Proxy Voting Policies and Procedures” in Part II of Part B of the ML Real Investment Registration Statement.

Item 14.    Control Persons and Principal Holders of Securities.

As of March 19, 2004, the Fund owned 100% of the beneficial interests in the Trust and MLIM owned 100% of the outstanding shares of the Fund.

Item 15.    Investment Advisory and Other Services.

The following information supplements and should be read in conjunction with Item 6 in the Trust’s Part A.

Information relating to the investment management and other services provided to the Trust by Merrill Lynch Investment Managers, L.P. is incorporated herein by reference from the sub-section entitled “Management and Advisory Arrangements,” in Part I and from the section entitled “Management and Other Service Arrangements” in Part II of Part B of the ML Real Investment Registration Statement. The following list identifies the specific sections and sub-sections in Part A and Part B of the ML Real Investment Registration Statement under which the information required by Item 15 of Form N-1A may be found. Each listed section is incorporated herein by reference.

Form N-1A Item No	Sections Incorporated by Reference from Part B of the ML Real Investment Registration Statement
Item 15(a)	Management and Advisory Arrangements Management and Other Service Arrangements
Item 15(c)	Management and Advisory Arrangements Management and Other Service Arrangements
Item 15(d)	Management and Advisory Arrangements Management and Other Service Arrangements
Item 15(e)	Not Applicable
Item 15(f)	Not Applicable
Item 15(g)	Not Applicable
Item 15(h)	Part A—Back Cover Management and Other Service Arrangements

FAM Distributors, Inc., P.O. Box 9011, Princeton, New Jersey, 08543-9081, an affiliate of FAM, acts as placement agent for the Trust pursuant to a placement agent agreement (the “Placement Agent Agreement”). Under the Placement Agent Agreement, FAMD receives no compensation for acting as placement agent for the Trust.

Item 16.    Brokerage Allocation and Other Practices.

Information relating to portfolio turnover and brokerage allocation for or on behalf of the Trust is incorporated herein by reference from the section entitled “Portfolio Transactions and Brokerage” in Parts I and II of Part B of the ML Real Investment Registration Statement.

Item 17.    Capital Stock and Other Securities.

The following information supplements and should be read in conjunction with Item 6(b) and Item 7 in the Trust’s Part A. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Trust. Upon liquidation of the Trust, Feeder Funds would be entitled to share in the assets of the Trust that are available for distribution in proportion to their investment in the Trust.

The Trust is organized as a statutory trust under the laws of the State of Delaware. Each Feeder Fund is entitled to a vote in proportion to its investment in the Trust. Each Feeder Fund will participate in the earnings, dividends and assets of the Trust in accordance with their pro rata interests in the Trust. The Trust will not issue share certificates.

Each investor is entitled to a vote, with respect to matters affecting the Trust, in proportion to the amount of its investment in the Trust. Investors in the Trust do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in the Trust may elect all of the Trustees of the Trust if they choose to do so and in such event the other investors in the Trust would not be able to elect any Trustee. The Trust is not required to hold annual meetings of investors but the Trust will hold special meetings of investors when in the judgment of the Trust’s Trustees it is necessary or desirable to submit matters for an investor vote. The Trustees may elect to terminate the Trust without a vote of the interest holders.

Item 18.    Purchase, Redemption and Pricing of Securities.

The following information supplements and should be read in conjunction with Item 7 and Item 8 in the Trust’s Part A.

(a)  Purchase of Beneficial Interests in the Trust.

The net asset value of the Trust’s portfolio is determined once daily Monday through Friday as of the close of business on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for business on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The aggregate net asset value of the Trust is the value of the securities held by the Trust plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses). Expenses, including the fee payable to the Manager, are accrued daily. Each investor in the Trust may add to or reduce its investment in the Trust on each day the NYSE is open for trading. The value of each investor’s interest in the Trust will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Trust by the percentage, effective for that day, that represents the investor’s share of the aggregate interests in the Trust. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Trust will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Trust as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Trust effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Trust as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Trust by all investors in the Trust. The percentage so determined will then be applied to determine the value of the investor’s interest in the Trust after the close of business of the NYSE on the next determination of net asset value of the Trust.

Portfolio securities that are traded on stock exchanges or NASDAQ National Market are valued at the last sale price or official close price as of the close of business on the day the securities are being valued, or, lacking any sales at the last available bid price for long positions and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Trustees as the primary market. Long positions in securities traded in the over-the-counter (“OTC”) market are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Trustees. Portfolio securities that are traded in both the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. The value of swaps, including interest rate swaps, caps and floors, will be determined by obtaining dealer quotations. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Trust employs certain pricing services to provide securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of interests in the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Board of Trustees.

Beneficial interests in the Trust are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Trust may only be made by a limited number of institutional investors, including investment companies, common or commingled trust funds, group trusts, and certain other “accredited investors” within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the 1933 Act.

There is no minimum initial or subsequent investment in the Trust. However, because the Trust intends to be as fully invested at all times as is reasonably consistent with its investment objectives and policies in order to enhance the return on its assets, investments by a Feeder Fund must be made in Federal funds (i.e., monies credited to the account of the Trust’s custodian bank by a Federal Reserve Bank).

The Trust reserves the right to stop accepting investments from any Feeder Fund or to reject any investment order.

A Feeder Fund may withdraw all or any portion of its investment in the Trust on any business day in which the NYSE is open at the net asset value next determined after a withdrawal request in proper form is furnished by the investor to the Trust’s transfer agent. When a request is received in proper form, the Trust will redeem a Feeder Fund’s interests at the next determined net asset value. The Trust will make payment for all interests redeemed within seven days after receipt by the Trust’s transfer agent of a redemption request in proper form, except as provided by the rules of the Commission. The right of a Feeder Fund to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act, if an emergency exists. Investments in the Trust may not be transferred.

(b)  Fund Reorganizations.    Not applicable.

(c)  Offering Price.    Not Applicable.

Item 19.    Taxation of the Trust.

Because the Trust intends to qualify as a partnership for Federal income tax purposes, the Trust should not be subject to any Federal income tax. Based upon the status of the Trust as a partnership, a Feeder Fund will take into account its share of the Trust’s assets, ordinary income, capital gains, losses, deductions and credits in determining its income tax liability and qualifications as a regulated investment company under Subchapter M of the Code. The determination of a Feeder Fund’s share of the Trust’s ordinary income, capital gains, losses, deductions and credits will be made in accordance with the Code.

The Trust’s taxable year-end is November 30. Although the Trust will not be subject to Federal income tax, it will file appropriate Federal income tax returns.

It is intended that the Trust’s assets, income and distributions will be managed in such a way that an investor in the Trust will be able to satisfy the requirements of Subchapter M of the Code for qualification as a regulated investment company (“RIC”), assuming that the investor invested all of its investable assets in the Trust. Each prospective Feeder Fund that is a RIC agrees that, for purposes of determining its required distribution under Code Section 4982(a), it will account for its share of items of income, gain, loss, deduction and credit of the Trust as they are taken into account by the Trust.

The Trust may invest in futures contracts or options. Certain options and futures contracts and foreign currency contracts are “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40” gains or losses). Also, section 1256 contracts held by the Trust at the end of each taxable year are marked to market, i.e., treated for Federal income tax purposes as being sold on the last business day of such taxable year for their fair market value. The resulting mark-to-market gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the resulting actual gain or loss will be adjusted by the amount of any year-end mark-to-market gain or loss previously taken into account.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Trust may result in “straddles” for Federal income tax purposes. The straddle rules contained in Code Section 1092 and the regulations thereunder may affect the character of gains (or losses) realized by the Trust with respect to property held in a straddle. In addition, it may be required that losses realized by the Trust on positions that are part of a straddle be deferred, rather than taken into account in calculating taxable income for the taxable year in which such losses are realized. The Trust may also be required to capitalize (rather than deduct) interest and carrying charges allocable to the straddle positions. The Trust may make one or more of the elections available under the Code that are applicable to straddles. If the Trust makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Additionally, Section 1258 the Code, applicable to “conversion transactions” or Section 1259, applicable to “constructive sales,” may apply to certain Trust transactions (including straddles) to change the character of capital gains to ordinary income or to require the recognition of income prior to the receipt of such income.

The Trust may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries, which may entitle the Trust to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Trust’s assets to be invested within various countries is not known and is expected to vary. In addition, debt securities acquired by the Trust may be subject to original issue discount rules that may cause the Trust investors to assume income in advance of the receipt of cash with respect to such securities.

The Trust is to be managed in compliance with the provisions of the Code applicable to RICs as though such requirements were applied at the Trust level. Thus, consistent with its investment objectives, the Trust will meet the income and diversification of assets tests of the Code applicable to RICs. The trust expects to meet the requirements established by the IRS pronouncement, in accordance with which because the Trust is classified as a partnership for tax purposes, the RIC feeder funds will be treated as owners of their proportionate shares, subject to certain adjustments, of the Trust’s assets and income for purposes of these tests.

Investors are advised to consult their own tax advisers as to the tax consequences of an investment in the Trust.

Item 20.    Underwriters.

The placement agent for the Trust is FAMD. FAMD receives no compensation for acting as placement agent for the Trust.

Item 21.    Calculation of Performance Data.

Not Applicable.

Item 22.    Financial Statements.

The Trust is expected to commence operations on March 26, 2004. An audited statement of assets and liabilities for the Trust as of March 10, 2004 is included in this Part B.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Investor,

Master Real Investment Trust:

We have audited the accompanying statement of assets and liabilities of Master Real Investment Trust (the “Trust”) as of March 10, 2004. This statement of assets and liabilities is the responsibility of the Trust’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Master Real Investment Trust at March 10, 2004 in conformity with accounting principles generally accepted in the United States.

/s/    ERNST & YOUNG LLP

MetroPark, New Jersey

March 15, 2004

MASTER REAL INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES

March 10, 2004

ASSETS:
Cash	$100,000

Total assets	$100,000

Net Assets applicable to investor’s interest in the Trust (Note 1)	$100,000

Notes to Statement of Assets and Liabilities.

(1)	Master Real Investment Trust (the “Trust”) was organized as a Delaware statutory trust on February 18, 2004 and is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Merrill Lynch Real Investment Fund (the “Fund”) invests its net assets in the Trust. To date, the Trust has not had any transactions other than those relating to organizational matters, and a $100,000 capital contribution to the Trust by the Fund.
(2)	The Trust has entered into a management agreement with the Merrill Lynch Investment Managers, L.P. (the “Manager”). The Manager receives a fee from the Trust at the annual rate of 0.50% of the average daily net assets of the Trust. Certain officers and/or Trustees of the Trust are officers and/or directors of the Manager.
(3)	The Manager, on behalf of the Trust, will incur organization costs estimated at $10,000.
(4)	The Trust’s statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates.

PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number

1	(a)	—Certificate of Trust of the Registrant.*

	(b)	—Certificate of Amendment of Certificate of Trust.

	(c)	—Declaration of Trust of the Registrant.*

2		—By-Laws of the Registrant.*

3		—Instruments defining rights of security holders, incorporated by reference to Exhibits 1(b) and 2 above.

4	(a)	—Management Agreement between the Registrant and Merrill Lynch Investment Managers, L.P. (the “Manager”)*

	(b)	—Form of Sub-Advisory Agreement between the Manager and MLIM Advisors LLC.*

5		—N/A.

6		—None.

7		—Form of Custody Agreement between the Registrant and Bank of New York.(a)

8	(a)(1)	—Amended and Restated Credit Agreement between the Registrant and a syndicate of banks.(b)

	(a)(2)	—Second Amended and Restated Credit Agreement between the Registrant and a syndicate of banks(c).

	(a)(3)	—Third Amended and Restated Credit Agreement between the Registrant and a syndicate of banks(d).

	(a)(4)	—Form of Fourth Amended and Restated Credit Agreement between the Registrant, a syndicate of banks and certain other parties.(e)

	(b)	—Placement Agency Agreement between the Registrant and FAM Distributors, Inc.*

	(c)	—Form of Subscription Agreement for the acquisition of an interest in the Registrant.*

	(d)	—Form of Administrative Services Agreement between the Registrant and State Street Bank and Trust Company. (h)

	(e)	—Form of Securities Lending Agency Agreement between the Registrant and QA Advisors LLC (now MLIM LLC) dated August 10, 2001. (i)

9		—Omitted pursuant to Paragraph 2(b) of Instruction B of the General Instructions to Form N-1A.

10		—Consent of Ernst & Young LLP, independent auditors for the Registrant.*

11		—None.

12	(a)	—Certificate of Merrill Lynch Real Investment Fund.*

13		—None.

14		—None.

15		—Code of Ethics. (f)

16		—Power of Attorney. (g)

*	Filed herewith.
(a)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A of the Asset Program, Inc. (File No. 33-53887), filed on March 21, 2002.

(b)	Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973) filed on December 14, 2000.
(c)	Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973) filed on December 14, 2001.
(d)	Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973) filed on December 14, 2002.
(e)	Incorporated by reference to Exhibit 8(a)(4) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. filed on December 4, 2003.
(f)	Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936) filed on January 22, 2004.
(g)	Incorporated by reference to Exhibit 16 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Merrill Lynch Real Investment Fund (File No. 333-111815) filed on March 23, 2004.
(h)	Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775) filed on March 20, 2001.
(i)	Incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Merrill Lynch Global Technology Fund, Inc. (File No. 333-32899) filed on December 4, 2003.

Item 24.    Persons Controlled By or Under Common Control With The Trust.

The Registrant does not currently control and is not under common control with any other person.

Item 25.    Indemnification.

Reference is made to Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Sections 8.2, 8.3 and 8.4, of Article VIII of the Registrant’s Declaration of Trust (the “Declaration of Trust”) (Exhibit 1(b) to this Registrant Statement), Trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

Article VIII, Section 8.1 provides, inter alia, that no Trustee, officer, employee or agent of the Registrant shall be liable to the Registrant, its Holders, or to any other Trustee, officer, employee or agent thereof for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Article VIII, Section 8.2 of the Registrant’s Declaration of Trust provides:

The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or, in the absence of a judicial determination, by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct, which determination shall be made by a majority of a quorum of Trustees who are neither Interested Persons of the Trust nor parties to the action, suit or proceeding, or by written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 8.2; provided that any advance payment of expenses by the Trust to any Trustee, officer, employee or agent shall be made only upon the undertaking by such Trustee, officer, employee or agent to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

(a)  the Trustee, officer, employee or agent to be indemnified provides a security for his undertaking; or

(b)  the Trust shall be insured against losses arising by reason of any lawful advances; or

(c)  there is a determination, based on a review of readily available facts, that there is reason to believe that the Trustee, officer, employee or agent to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:

(i)  a majority of a quorum of Trustees who are neither Interested Persons of the Trust nor parties to the Proceedings; or

(ii)  an independent legal counsel in a written opinion.

Article VIII, Section 8.3 of the Registrant’s Declaration of Trust further provides:

Nothing contained in Sections 8.1 or 8.2 hereof shall protect any Trustee or officer of the Trust from any liability to the Trust or its Holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Nothing contained in Sections 8.1 or 8.2 hereof or in any agreement of the character described in Section 4.1 or 4.2 hereof shall protect any Manager to the Trust against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties to the Trust, or by reason of his or its reckless disregard to his or its obligations and duties under the agreement pursuant to which he serves as Manager to the Trust.

As permitted by Article VIII, Section 8.6, the Registrant may insure its Trustees and officers against certain liabilities, and certain costs of defending claims against such Trustees and officers, to the extent such Trustees and officers are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The Registrant will purchase an insurance policy to cover such indemnification obligation. The insurance policy also will insure the Registrant against the cost of indemnification payments to Trustees and officers under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any Trustee or officer from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.    Business and Other Connections of The Investment Adviser.

See Item 6 in the Trust’s Part A and Item 15 in Part B of the Trust’s Registration Statement regarding the business of the Manager. Information relating to the business, profession, vocation or employment of a substantial nature engaged in by the Manager or any of its respective officers and directors during the past two years is incorporated herein by reference from Item 26 in Part C of the Merrill Lynch Real Investment Fund’s Registration Statement on Form N-1A.

Item 27.    Principal Underwriters.

FAMD acts as the placement agent for the Registrant and as placement agent or as the principal underwriter for each of the following open-end investment companies: Financial Institutions Series Trust, Mercury Basic Value Fund, Inc., Mercury Funds II, Inc., Merrill Lynch Balanced Capital Fund, Inc., Merrill Lynch Basic Value Fund, Inc., Merrill Lynch Bond Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Developing Capital Markets Fund, Inc., Master Focus Twenty Trust, Master Large Cap Series Trust, Merrill Lynch U.S. High Yield Fund, Inc., Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch World Income Fund, Inc., Master Global Financial Services Trust, Merrill Lynch Disciplined Equity Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch Equity Dividend Fund, Merrill Lynch EuroFund, Merrill Lynch Focus Value Fund, Inc., Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Focus Twenty Fund, Inc., Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Natural Resources Trust, Merrill Lynch Global Small Cap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Index Funds, Inc., Merrill Lynch Inflation Protected Fund, Merrill Lynch International Equity Fund, Merrill Lynch Large Cap Series Funds, Inc., Merrill Lynch Latin America Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Principal Protected Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch Real Investment Fund, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short Term U.S. Government Fund, Inc., Merrill Lynch Small Cap Value Fund, Inc., Merrill Lynch U.S. Government Mortgage Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utilities and Telecommunications Fund, Inc., Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Global Balanced Fund of Mercury Funds, Inc.; Merrill Lynch International Fund of Mercury Funds, Inc.; Merrill Lynch Small Cap Growth Fund of Mercury Funds, Inc.; Merrill Lynch Pan-European Growth Fund of Mercury Funds, Inc.; Summit Cash Reserves Fund of Financial Institutions Series Trust; and The Asset Program, Inc. FAMD also acts as the principal underwriter for the following closed-end registered investment companies: Merrill Lynch Senior Floating Rate Fund, Inc. and Merrill Lynch Senior Floating Rate Fund II, Inc.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) With Registrant
Brian A. Murdock	President	None
Michael G. Clark	Treasurer and Director	None
Thomas J. Verage	Director	None
Donald C. Burke	Vice President	Vice President and Treasurer

(c)  Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act, as amended, and the rules thereunder are maintained at the offices of the Registrant (800 Scudders Mill Road, Plainsboro, New Jersey 08536).

Item 29.    Management Services.

Other than as set forth or incorporated by reference in Item 6 of the Trust’s Part A and Item 13 and Item 15 in Part B of the Trust’s Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 24th day of March, 2004.

MASTER REAL INVESTMENT TRUST (Registrant)

By:	/S/ DONALD C. BURKE
(Donald C. Burke, Vice President and Treasurer)

INDEX TO EXHIBITS

Exhibit Number		Description
1	(a)	—Certificate of Trust of the Registrant.

(b	)	—Certificate of Amendment of Certificate of Trust.

(c	)	—Declaration of Trust of the Registrant.

2		—By-Laws of the Registrant.

4	(a)	—Management Agreement between the Registrant and Merrill Lynch Investment Managers, L.P. (the “Manager”).

(b	)	—Form of Subadvisory Agreement between the Manager and MLIM Advisors LLC.

8	(b)	—Placement Agency Agreement between the Registrant and FAM Distributors, Inc.

(c	)	—Form of Subscription Agreement for the acquisition of an interest in the Registrant.

10		—Consent of Ernst & Young LLP, Independent Auditors for the Registrant.

12	(a)	—Certificate of Merrill Lynch Real Investment Fund.